UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Rue Beauregard, Suite 206, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of director

On June 25, 2019, the board of directors (the “Board”) of RedHawk Holdings Corp. (the “Company”) approved the appointment of Mr. Micah R. Vidrine, CPA, to the Board effective July 1, 2019. Mr. Vidrine has been appointed to serve on the Company’s Audit Committee. Mr. Vidrine is 58 years of age.

Since 2001, Mr. Vidrine has been a Partner with the public accounting firm of Wright, Moore, DeHart, Dupuis & Hutchinson (“WMDDH”). He is a member of WMDDH’s Executive Committee and served as its Managing Partner in 2016.

Between 1995 and 2000, Mr. Vidrine held various senior financial positions with a private construction equipment company until he returned to public accounting in 2000.

He holds a Bachelor of Science degree in Management from the University of Louisiana – Lafayette and completed post-baccalaureate accounting studies at Louisiana State University and Southern Methodist University. Immediately after graduation, Mr. Vidrine commenced his career in public accounting and was admitted to the Louisiana State Board of Public Accountants and the American Institute of Certified Public Accountants in 1986.

He is the Past President of the Lafayette, Louisiana chapter of the YMCA serves on the board of directors of Champions International, a non-profit organization serving young men through athletic camps and competition, and Trinity Outdoors Disabled Adventures, a non-profit organization that enables disabled individuals to experience the outdoors.

There are no arrangements or understandings pursuant to which Mr. Vidrine was appointed to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933 in connection with Mr. Vidrine’s appointment.

Resignation of director

On June 24, 2019, Mr. Felix C. Spizale resigned his position as a member of the Company’s board of directors effective July 1, 2019 to pursue other interests. Mr. Spizale’s resignation is not due to any disagreement with the Company or the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2019	RedHawk Holdings Corp.
	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Interim Chief Executive Officer and Chief Financial Officer